Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Lannett Company, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Arthur Bedrosian, the Chief Executive Officer of the Company, and I, Brian Kearns, the Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 9, 2006
/s/ Arthur Bedrosian

Arthur Bedrosian,
President and Chief Executive Officer
Dated: May 9, 2006
/s/ Brian Kearns

Brian Kearns,
Vice President of Finance, Treasurer, and Chief Financial Officer

42